OLD REPUBLIC INTERNATIONAL CORPORATION
Annual Meeting of Shareholders
Friday, May 28, 2010
3:00 p.m., Chicago Time

Offices of Old Republic International Corporation
22nd Floor Conference Center
307 North Michigan Avenue
Chicago, Illinois 60601

Important Notice Regarding the Availablility of Proxy Materials for the Annual Meeting:  The Annual Report/Proxy Statement is/are available at www. proxyvote.com.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _

 OLD REPUBLIC INTERNATIONAL CORPORATION
307 North Michigan Avenue
Chicago, Illinois 60601

This proxy is solicited by the Board of Directors for use at the
Annual Meeting on May 28, 2010.

The undersigned hereby appoints KARL W. MUELLER, SPENCER LEROY III and  A. C. ZUCARO or any one of them (with full  power of substitution in each) the proxy or proxies of the undersigned to vote, as designated below, all shares of Old Republic International Corporation Common Stock that the undersigned is entitled to vote at the annual meeting of the shareholders to be held in the 22nd Floor Conference Center at the offices of Old Republic International Corporation, 307 North Michigan Avenue, Chicago, Illinois 60601, on  May 28, 2010, at 3:00 P.M., Chicago Time (CT), or at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR PROPOSALS 1 AND 2 AND IN THE PROXY'S DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Continued and to be signed on reverse side

                        VOTE BY INTERNET - www.proxyvote.com
                         Use the Internet to transmit your voting instructions and for electronic delivery of information up until 12:00 P.M. (CT) Time on May 27, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OLD REPUBLIC INTERNATIONAL CORP                                         VOTE BY PHONE - 1-800-690-6903
307 N. MICHIGAN AVENUE                                                                  Use any touch-tone telephone to transmit your voting instructions up until 12:00
CHICAGO, IL 60601-5382                                                                        P.M. (CT) Time on May 27, 2010. Have your proxy card in hand when you call and
ATTN: WILLIAM J. DASSO                                                                 then follow the instructions.

                        VOTE BY MAIL
                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
                        Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:
             KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _

          DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

                       For                      Withhold                For All    To withhold authority to vote for any
                       All                             All                      Except                individual nominee(s), mark "For All
                                             Except" and write the number(s) of the
The Board of Directors recommends that you vote                                nominee(s) on the line below
FOR the following:
                                          _____________________________
1.    Election of Directors                                                            ☐       ☐    ☐
        Nominees

         01   Jimmy A. Dew       02   John M. Dixon       03  Dennis P. Van Mieghem

The Board of Directors recommends you vote FOR the following proposal(s):                    For                   Against                 Abstain

2.    To approve an amendment to the Old Republic International Corporation 2006 Incentive Compensation Plan   ☐    ☐   ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

_______________________________      ____________          ________________________________       ____________
Signature (PLEASE SIGN WITHIN BOX)      Date               Sogmatire (Joint Owners)                                    Date